This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of Emerald Mutual Fund (the "company").

I Daniel W. Moyer IV, the President of the company, certify that:

     (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

8/29/2003                                /s/ Daniel W. Moyer, IV
                                         ---------------------------
                                         Daniel W. Moyer, IV
                                         President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of Emerald Mutual Fund (the "company").

I Kenneth G. Mertz, the Treasurer of the company, certify that:

     (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

                                         /s/ Kenneth G. Mertz
8/29/2003                                --------------------
                                         Kenneth G. Mertz
                                         Treasurer